                                                                  EXHIBIT 10.32

                       FULL SERVICE MANAGEMENT AGREEMENT

             This FULL SERVICE MANAGEMENT AGREEMENT ("Agreement") is entered into and effective as of the 1st day of October, 1998 (notwithstanding the date of actual execution) by and between DOCTORS PRACTICE MANAGEMENT, INC., A Texas business corporation ("Manager"), and Vista Healthcare Inc., a Texas business corporation ("Vista").

                                  WITNESSETH:

             WHEREAS, Vista is a duly and validly existing Texas business corporation that has been organized for the purpose of operating an outpatient surgical and diagnostic clinic and providing related healthcare services ("Healthcare Services") to the general public in the Greater Houston, Texas area;

             WHEREAS, Manager is experienced in providing management and related items and services to physicians, professional associations, and other professional healthcare entities and individuals;

             WHEREAS, Vista desires and intends to obtain such management, administrative, and business services necessary and appropriate for Vista's business operations and the provision of Healthcare Services by Vista, and manager desires to provide, and is capable of providing, all such management, administrative, and business services; and

             WHEREAS, Vista and Manager mutually desire an arrangement that:

(1) ensures consistency of service, quality of care, and safety of Vista's patients;

(2)  facilitates effective utilization of Healthcare services;

(3) ensures consistent and Customary patterns for the provision of Healthcare Services;

(4) facilitate the management and administration of the day-to-day business operations of Vista; and

(5) facilitate the establishment and maintenance of a public image of excellence and high quality for Vista,

all for the benefit of those persons seeking Healthcare Services as patients of the Vista.

             NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties agree as follows:

I .      DEFINITIONS

             For the purposes of this Agreement, the following terms shall have the following meanings described thereto, unless otherwise clearly required by the context in which such term is used.

    1.1 Agreement: The term "Agreement" shall mean this Full Service Management Agreement between Vista and Manager and any amendments hereto as may from time to time be adopted as hereinafter provided.

    1.2 Annual Budget: The term "Annual Budget" shall mean, the operational budget of Vista, for a given fiscal year, prepared by Manager in consultation with Vista.

    1.3 Vista: The term "Vista" shall mean Vista Healthcare Inc., a Texas business corporation.

    1.4 Manager/Vista Account: The term "Manager/Vista Account" shall mean the bank account of the Manager established on behalf of Vista as described in
Section 3.9 hereof.

    1.5 Vista Expense or Vista's Expense: The term "Vista Expense" or "Vista's Expense" shall mean an expense or cost incurred by Vista or Manager on behalf of Vista and for which Vista is financially liable, including management fee, regardless of whether the transfer of Vista's funds to satisfy the Vista's financial liability is performed by Vista or by manager on Vista's behalf.

    1.6 Facility: The term "Facility" shall mean Vista's licensed physical premises in which Healthcare services are furnished by physicians to patients, and shall include, if applicable, multiple locations.

    1.7 Healthcare Services: The term "Healthcare Services" shall mean the medical and related healthcare services provided by physicians to patients of Vista's Ambulatory Surgical Care Center.

    1.8 Management Fee: The term "Management Fee" shall mean Manager's compensation established and described in Article V hereof.

    1.9 Manager: The term "Manager" shall mean Doctors Practice Management, Inc., a Texas business corporation.

    1.10 Manager Expense or Manager's Expense: The term "Manager Expense" or "Manager's Expense" shall mean an expense or cost incurred by Manager on behalf of Vista and for which Manager is financially liable.

    1.11 State: The term "State" shall mean the State of Texas.

    1.12 Term: The term "Term" shall mean the initial and any renewal periods of duration of this Agreement as described in Section 6.1 hereof.

II.      APPOINTMENT AND AUTHORITY OF MANAGER

    2.1 Appointment: Vista hereby appoints Manager as its sole and exclusive agent for the management and administration of the business functions and services related to Vista's provision of Healthcare Services and Manager hereby accepts such appointment, subject at all times to the provisions of this Agreement.

    2.2 Authority: Consistent with the provisions of this Agreement, Manager shall have the responsibility and commensurate authority to provide business, administrative, and full management services for Vista relating to the provision of Healthcare services, including, without limitation, management, administration, billing and collection services, financial consulting, financial record keeping and reporting, preparation of financial statements, cash management services, contract negotiation, employment and supervision of nonphysican personnel, support services, marketing, and other business office services. Manager is hereby expressly authorized to provide all such services in whatever reasonable manner Manager deems appropriate to meet the day-to-day requirements of the business functions of, or related to, Vista's provision of Healthcare Services at the Facility. To the extent practicable, Manager, at its discretion, may from time to time perform some or all of such business office services for Vista at locations other than the Facility. Except as otherwise provided in this Agreement, all expenses incurred by Manager in providing management services pursuant to this Agreement shall be Manager's Expense. The parties acknowledge and agree that Vista shall be solely responsible for and have sole control over the physician's provision of Healthcare Services performed for patients at the Facility and that all diagnoses, treatments, procedures, and other professional healthcare services shall be provided and performed by physician or under the supervision of physician personnel, as such physicians, in their sole discretion, deem appropriate.

III.     COVENANTS OF MANAGER.

    3.1 Facilities and Equipment: Vista shall provide to Manager the space for the Facility, including all equipment, fixtures, furniture, and furnishings located therein that Manager deems reasonably necessary for the provision of Healthcare Services. Manager shall consult with and seek the advice of Vista in connection with equipping the Facility and in connection with the purchase of additional or replacement equipment to ensure the necessity and appropriateness of equipment placed in service at the Facility.

    3.1.1 Retention of Title: The Manager shall have access to and use of the space for the clinic, and all equipment, fixtures, furniture, and furnishings located therein throughout the Term for the sole purpose of providing Healthcare Services support to physicians and patients of the Facility; provide, however, that title to all such equipment, fixtures, furniture, and furnishings therein shall, at all times, be and remain vested in Vista.

    3.1.2 Repair and Maintenance: Vista shall be responsible for the repair, maintenance, and replacement of all equipment located in the Facility.

    3.1.3 Disclaimer of Warranty: MANAGER MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY EQUIPMENT, FIXTURES, FURNITURE, FURNISHINGS, OR SUPPLIES PROVIDED BY MANAGER PURSUANT TO THIS AGREEMENT, AND ALL WARRANTITIES, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTITIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXPRESSLY DISCLAIMED.

    3.2 Utilities and Related Services: Manager shall, at the expense of Vista, negotiate, enter into, and retain contracts for, and shall timely pay when due all charges relating to electricity, gas, water, telephone, sewage, waste disposal, cleaning (interior and exterior), pest extermination, heating and air-conditioning maintenance, and similar services reasonably necessary and appropriate for the operation of the facility and the provision of Healthcare Services therein.

    3.3 Supplies: Manager shall, at the expense of Vista, obtain and provide all reasonable medical, office, and other supplies, and shall ensure that the Facility is at all times adequately stocked with such supplies as are reasonably necessary and appropriate for the operation of' the Facility.

    3.4 Support Services: Manager shall, at the expense of Vista, provide all laundry, linen, uniform, stationery, forms, postage, duplication or photocopying services, and other support services as are reasonably necessary and appropriate for the operation of the Facility.

    3.5 Licenses and Permits: Manager shall, at the expense and Benefit of Vista, coordinate all development and planning processes, and apply for and use manager's best efforts to obtain and maintain all federal, State and local licenses and regulatory permits, required for or in connection with the operation of the Facility and the equipment (existing and future) located therein.

    3.6 Personnel

    3.6.1 Management and Clerical Personnel. Manager shall employ or otherwise retain, and shall be responsible for selecting, training, supervising, scheduling, and terminating, all management and clerical personnel as Manager deems reasonably necessary and appropriate for Manager in performance of its duties and obligations under this Agreement. Manager shall have sole responsibility for determining the salaries, wages, and fringe benefits of all such management and clerical personnel, for paying such salaries and wages, and for providing such fringe benefits, and for withholding as required by law, any sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law or governmental requirement.

    3.6.2 Nonexclusivity: In recognition of the fact that the personnel retained by Manager to provide services pursuant to this Agreement may from time to time perform services for others, this Agreement shall not prevent Manager from performing such services for others or restrict Manager from using such personnel in the performance of services for others.

    3.6.3 Contract Negotiations: Upon the request of Vista, Manager shall advise with respect to and negotiate, either directly or on Vista's behalf, as appropriate, all contractual arrangements with third parties as are reasonably necessary and appropriate for Vista's provision of Healthcare Services.

    3.7 Billing and Collection: On behalf of and for the account of Vista, Manager shall establish and maintain credit and billing and collection policies and procedures, and shall be responsible for the billing and collection of all professional and other fees for billable Healthcare Services provided by Vista. Manager shall advise and consult with Vista regarding the fees for Healthcare

Services provided by Vista in connection with the billing and collection services to be provided hereunder, and throughout the Term, Vista hereby grants Manager an irrevocable special power of attorney and appoints Manager as Vista's true and lawful agent and attorney-in-fact, and Manager hereby accepts such special power of attorney and appointment, for the following purposes:

    3.7.1 To bill Vista's patients, in Vista's name and on Vista's behalf, for all billable Healthcare Services provided by Vista.

    3.7.2 To bill, in Vista's name and on Vista's behalf, all claims for reimbursement or indemnification from Blue Shield/Blue Cross, insurance companies, Medicare, Medicaid, and all other third-party payors for all covered billable Healthcare Services provided by Vista;

    3.7.3 To collect and receive, in Vista's name and on Vista's behalf, all accounts receivable generated by such billings and claims for reimbursement or indemnification, and to deposit all amounts collected into the Manager/Vista Account, which account shall be maintained at Manager's Expense and shall be and at all times remain in Manager's name. Vista covenants to transfer and deliver to Manager all funds received by Vista from patients or third-party payors for Healthcare services. Upon receipt by Manager of any funds from patients or third-party payors or from Vista pursuant hereto for Healthcare Services, Manager shall immediately deposit same into the Manager/Vista Account; and

    3.7.4 To take possession of, endorse in the name of Vista, and deposit into the Manager/Vista Account any notes, checks, money orders, insurance payments, and any other instruments received in payment of accounts receivable for Healthcare Services, and to make withdrawals from the Manager/Vista Account for payments of those items designated as Manager or Vista Expense.

    3.8 Financial matters

    3.8.1 Annual Budget: Annually and at least thirty (30) days prior to the commencement of each fiscal year of Vista, Manager shall prepare, in consultation with Vista, and deliver to Vista, an operational budget for such, fiscal year setting forth an estimate of facility revenues and expenses (including, without limitation, all costs associated with the services provided by Manager hereunder). Manager shall use its best efforts to perform its duties and obligations under this Agreement such that the actual revenues, costs, and expenses associated with Vista's provision of Healthcare Service in the Facility during any applicable period shall be consistent with the Annual Budget. Manager shall prepare and submit to Vista, and shall thereafter adopt, an Annual Budget for the current fiscal year as soon as practicable.

    3.8.2 Accounting and Financial Records: Manager shall establish and administer accounting procedures, controls, and systems for the development preparation, and safe keeping of records and books of accounts relating to the business and financial affairs of Vista at the Facility all of which shall be prepared and maintained in accordance with generally accepted accounting principles consistently applied. Manager shall prepare and deliver to Vista, within (90) days of the end of each fiscal year of Vista, a balance sheet, a profit and loss statement, and a statement of cash flow reflecting the financial status of Vista in respect of the provision of Healthcare Services at the Facility as of the end of such prior fiscal year, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied. Manager shall also prepare and deliver to Vista interim monthly financial statements for management purposes only.

    3.9 Reports and Records

    3.9.1 Medical Records: Manager shall establish, monitor, and maintain procedures and policies for the timely creation, preparation, filing and retrieval of all medical records generated by Vista in connection with Vista's provision of Healthcare Services. All such medical records shall be treated in accordance with all applicable State and federal laws relating to the confidentiality thereof.

    3.10 Legal Actions: As requested by Vista, Manager shall, at Vista's Expense, advise and assist Vista in instituting or defending, in the name of Vista, all legal actions or proceedings by or against third parties arising out of Vista's provision of Healthcare Services at the Facility, including, without limitation, those actions to collect fees for billable Healthcare Services or other billable services provided to patients by Vista, and those actions necessary for the protection and continued operation of Vista.

    3.11 Manager Insurance: Throughout the Term, manager shall, at Manager's Expense, obtain and maintain with commercial carriers, through captive insurance companies, through self-insurance, or some combination thereof, professional, casualty, and comprehensive general liability insurance covering manager, Manager personnel, and all of Manager's equipment in such amounts, on such basis, and upon such terms and conditions as Manager deems appropriate.

IV.      COVENANTS OF VISTA

    4.1 Qualification: Vista shall at all times during the Term be and remain legally qualified to own and operate an ambulatory surgical care center in a manner consistent with all State and federal laws;

    4.2 Personnel

    4.2.1 Nonphysician Healthcare Personnel: Vista shall employ and be responsible for the salaries, wages, fringe benefits, and other employment related expenses with regard to all nonphysician healthcare personnel necessary for the provision of Healthcare services to patients at the Facility. Manager shall determine the salaries, wages, and fringe benefits of all such personnel. Vista shall be responsible for selecting, scheduling, and terminating all nurses, laboratory technicians, and other nonphysician healthcare personnel as Vista deems reasonably necessary and appropriate for the operation of the Facility; provided, however, that all such nonphysician healthcare personnel shall be hired and/or terminated by Vista after consultation with Manager. Manager shall be responsible for training and supervising all nonphysician healthcare personnel, and all such personnel shall be under Manager's control, supervision and direction when assisting Vista in the performance of Healthcare Services in the Facility-

    4.3 Standards: As a continuing condition of Manager's obligations hereunder, Vista shall provide Healthcare Services in accordance with applicable federal, State, and municipal laws, rules, regulations, ordinances, and orders, and the ethics and standards of care of the medical community wherein the Facility is located.

    4.4 Vista Contracting: Vista shall not, without the prior written consent of manager, have any right or authority to enter into any agreements with third parties relating to the Facility, its operation, or any agreements otherwise binding upon Manager.

    4.5 Vista Insurance. Throughout the Term, Vista shall, at Vista's Expense, obtain and maintain with commercial carriers, acceptable to Manager, professional and comprehensive general liability insurance covering Vista and those nonphysician personnel Vista employs to provide Healthcare services in the minimum amount Six Hundred Thousand Dollars ($600,000.00) in the aggregate for Vista and each nonphysician personnel Vista employs to provide Healthcare Services. Such insurance shall name Manager as an additional named insured to the extent its interest may appear. Vista shall provide to Manager a certificate of insurance evidencing such coverage. The insurance policy or policies shall provide for at least thirty (30) day's advance written notice to Vista from the insurer as to any alteration of coverage, cancellation, or proposed cancellation for any cause. The certificate of insurance shall require that such notice also be given to Manager.

    4.6 Indemnification by Vista: Vista shall indemnify and hold Manager harmless from and against any and all liability losses, damages, claims, causes of action, and expenses, including, without limitation, reasonable attorney's fees and associated costs, associated with or resulting, directly or indirectly, from any act or omission of Vista, its employees, agents, or independent contractors in or about the Facility during the Term. To be entitled to such indemnification, Manager shall give Vista prompt written notice of the assertion by a third party of any claim with respect to which Manager might bring a claim for indemnification hereunder, and in all events must provide such written notice to Vista within the applicable period for defense of such claim by Vista. Vista shall, at Vista's Expense, have the right to defend and litigate any such third-party claim.

V.       MANAGEMENT FEE AND DISBURSEMENT OF FUNDS

    5.1 Amount of Management Fee: Vista agrees to pay a management Fee of 60% of all monies collected by Manager. The Management Fee is not intended and shall not be interpreted or applied as permitting manager to share in Vista's fees for Healthcare Services or any other services, but is acknowledged as the parties' negotiated agreement as to the reasonable fair market value of the items and services furnished by Manager pursuant to this Agreement, considering the nature of the services required by Vista and the risks assumed by Manager.

    5.2 Payment of Management Fee: The Management Fee shall be due and payable on or before the tenth (10) calendar day of each month for services provided in the immediately preceding month.

VI.      TERM AND TERMINATION

    6.1 Initial and Renewal Terms. The term of this Agreement will be for a One
(1) year period commencing as of October 1, 1998, and expiring as of September 30, 1999, unless and until terminated as provided in Section 6.2 of this Agreement the ("Term"). Manager is hereby granted an option to extend the term of this Agreement two (2) times for one year each under the same terms contained herein. This option shall be exercised by Manager's delivering to Vista before the end of the original term written notice of Manager's election to extend the term of this Agreement.

    6.2 Termination

    6.2.1 Termination by Manager: Manager may terminate this Agreement upon the occurence of any one of the following events:

    (a)  upon the dissolution of Vista;

    (b) upon Vista failing to pay Manager the Management Fee as provided for in Article V of this Agreement within Ten (10) days of the date such amounts are due as provided in Section 5.2 hereof;

    (c) upon the expiration of sixty (60) days after Manager has given Vista written notice of Manager's intent to terminate this Agreement with or without cause: or

    6.2.2 Termination by Vista: Vista may terminate this Agreement upon the occurrence of the dissolution of Manager.

    6.2.3 Termination by Agreement: In the event Vista and Manager shall mutually agree in writing, this agreement may be terminated on the date specified in such written agreement.

    6.2.4 Damage or Condemnation: In the event the Facility is totally or substantially destroyed by fire, explosion, flood, windstorm, hail, earthquake, hurricane, tornado, or other casualty or act of God, or in the event all or a substantial portion of the Facility and the premises on which it is situated is taken or to be taken by condemnation or eminent domain proceeding, then either party may by written notice to the other immediately terminate this Agreement.

    6.2.5 Bankruptcy: In the event that either party become insolvent, or if any petition under federal or state law pertaining to bankruptcy or insolvency or for a reorganization or arrangement or other relief from creditors shall be filed by or against either party, or if any assignment, trust, mortgage, or other transfer shall be made of all or a substantial part of the property of either party, or if either party shall make or offer a composition in its debts with its creditors, or if a receiver, trustee, or similar officer or creditor's committee shall be appointed to take charge of any property of or to operate or wind up the affairs of either party, then the other party may, by written notice, as specified in section 7.3, immediately terminate this Agreement.

    6.2.6 Default: In the event either party shall give written notice to the other that such other party has substantially defaulted in the performance of any material duty or material obligation imposed upon it by this Agreement, and such default shall not have been cured within thirty (30) days following the giving of such written notice, the party giving such written notice shall have the right to immediately terminate this Agreement unless the defaulting party shall, within said thirty (30) day period, have made a good faith effort to initiate corrective action and it is contemplated that such corrective action will be completed within the following thirty (30) day period.

    6.3 Effects of Termination: Upon termination of this Agreement, as hereinabove provided, neither party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination, and (ii) obligations, promises, or covenants set forth herein that are expressly made to extend beyond the Term, including, without limitation, indemnities, payment of accrued management Fees, if any, and the authority and limited power of attorney granted to manager in Section 3.9 herein which shall survive until such time as such obligations, promises, or covenants shall be fully paid and satisfied (all of which provisions shall survive the expiration or termination of this Agreement). Notwithstanding anything to the contrary, herein, upon termination of this Agreement for any reason, all accrued management Fees, if any, shall become immediately due and payable without demand or notice.

VII.     MISCELLANEOUS

    7.1 Independent Relationship: It is mutually understood and agreed that Vista and Manager, in performing their respective duties and obligations under this Agreement, are at all times acting and performing as independent contractors with respect to each other, and nothing in this Agreement is intended nor shall be construed to create an employer/employee relationship or a joint venture relationship, or to allow Manager to exercise control or direction of any nature, kind, or description over the manner or method by which Vista performs Healthcare services.

    7.2 Representatives

    7.2.1 Vista Representative: Except as may be herein more specifically provided, Vista shall act with respect to all matters hereunder through the President of Vista.

    7.2.2 Manager Representative: Except as may be herein more specifically provided, Manager shall act with respect to all matters hereunder through the President of Manager.

    7.3 Notices: Any notice, demand, or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered or mailed by prepaid certified mail, return receipt requested, addressed as follows:



         Vista:            Vista Healthcare, Inc.
                           4301 Vista
                           Pasadena, Texas 77504

         Manager:          Doctors Practice Management, Inc.
                           10304 I-10 East, Suite 369
                           Houston, Texas 77029

or to such other address, or to the attention of such other person or officer, as either party may by written notice designate.

    7.4 Governing Law: This Agreement has been executed and delivered in, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

    7.5 Assignment: Except as may be herein specifically provided to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns; provided, however, that Vista shall not assign its rights and obligations under this Agreement without the prior written consent of Manager. Manager shall have the right to (i) assign its rights and obligations hereunder to any third party, and (ii) collaterally assign its interest in this Agreement and its right to collect Management fees hereunder to any financial institution or other third party without the consent of Vista.

    7.6 Waiver of Breach: The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as, or to be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

    7.7 Enforcement: In the event either party resorts to legal action to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover costs of such action so incurred, including, without limitation, reasonable attorney's fees.

    7.8 Gender and Number: Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

    7.9 Additional Assurance: Except as may be herein specifically provided to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the parties; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as are reasonable and as the requesting party may deem necessary to effectuate this Agreement.

    7.10 Consents, Approvals, and Exercise of Discretion: Except as may be herein specifically provided to the contrary, whenever this Agreement requires any consent or approval to be given by either party, or either party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed, and such discretion shall be reasonably exercised.

    7.11 Force Majeure: Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party.

    7.12 Severability: In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall not affect the remainder of this agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

    7.13 Divisions and Readings: The division of this Agreement into articles, sections, and subsections and the use of captions and headings in connection therewith are solely for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

    7.14 Amendments and Agreement Execution: This Agreement and amendments hereto shall be in writing and executed in multiple copies by the duly authorized officers of Vista and Manager. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

    7.15 Entire Agreement: This Agreement supersedes all previous contracts and amendments and constitutes the entire agreement between the parties with respect to the subject matter of this Agreement. The contract of January 1, 1996 and the Amendment of September 1, 1996 are expressly terminated, provided that neither party is relieved of its duties and obligations remaining under said contract and amendment (including payments). In addition, there remain unpaid balances for the contract period from August,1994 through December,1995 in the amount of TWO HUNDRED THIRTY-FIVE THOUSAND FIVE HUNDRED EIGHTY-EIGHT AND 61/100 ($235,588.61) DOLLARS. As a further condition to this Agreement, Vista recognizes the balance owed, ratifies the accounting, authorizes payment for the balance owed, and makes said payment to Manager contemporaneously with the execution of this Agreement. Neither party shall be entitled to benefits other than those specified herein. No oral statements or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s). The parties specifically acknowledge that, in entering into and executing this agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others.

    IN WITNESS WHEREOF, Vista and Manager have executed this Agreement in multiple originals this 1st day of October, 1998.


         Vista:                   Vista Healthcare,  Inc.


                                  By:  /s/ Glenn Rodriguez
                                     --------------------------------
                                      Glenn Rodriguez
                                      President


         Manager:                 Doctors Practice Management, Inc.


                                  By: /s/ Philip Chan
                                     --------------------------------
                                      Philip Chan
                                      Vice President

              AMENDMENT NO. 1 TO FULL SERVICE MANAGEMENT AGREEMENT

    This Amendment No. 1 to the Full Service Management Agreement (the "Agreement") is entered into effective September 1, 1996 by and between Vista Healthcare, Inc. a Texas corporation, ("Vista") and Doctors Practice Management, Inc., a Texas corporation ("DPMI).

                                   WITNESSETH

    WHEREAS, Vista and DPMI desire to amend the Full Service Management Agreement dated May 1, 1996 (the "Management Agreement"); and

    WHEREAS, Vista and DPMI, following the execution and effectiveness of this Amendment, desire to continue to the Management Agreement in full force and effect without further amendment thereto;

    NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. AMENDMENT. The parties hereto hereby agree that Section 5.1 of the Management Agreement is hereby amended to increase the management fee from 28% of collections to 38% of collections.

    2. ENTIRE AGREEMENT: NO FURTHER AMENDMENTS. The parties hereto acknowledge and agree that Amendment and the Management Agreement represent the entire agreement of the parties with respect to the subject matter hereof and thereof and that there exists no other agreements or understandings between the parties whether oral or written. The Management Agreement may not be further amended without the written consent of both parties thereto.

    IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of September 1, 1996.


                                  VISTA HEALTHCARE, INC.


                                  By: /s/ Glenn Rodriguez
                                     -----------------------------------
                                      GLENN RODRIGUEZ, VICE PRESIDENT



                                  DOCTORS PRACTICE MANAGEMENT, INC.


                                  By: /s/ Philip Chan
                                     -----------------------------------
                                      PHILIP CHAN, VICE PRESIDENT